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                                                                    EXHIBIT 23.1





                        CONSENT OF PRICE WATERHOUSE LLP
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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 25, 1996, which appears on page 14 of the 1995 Annual Report to Stockholders of Tractor Supply Company (the "Company"), which is incorporated by reference in the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 1995.



/s/ Price Waterhouse LLP
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Nashville, Tennessee
August 21, 1996